Nationwide Life Insurance Company of America • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Company of America • Nationwide Provident VLI Separate Account A

Prospectus supplement dated February 15, 2006 to
Prospectus dated May 1, 2005

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

1.	Effective February 20, 2006, the “Risk of Lapse” section under the “Policy Risks” provision of your prospectus is amended as follows:

Risk of Lapse

If your Net Cash Surrender Value is not enough to pay the Monthly Deduction and other charges, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will Lapse (terminate without value) unless you make a sufficient payment during the Grace Period. Your Policy may also Lapse if your Indebtedness reduces the Net Cash Surrender Value to zero. Your Policy generally will not Lapse: (1) during the first 5 Policy Years (during the first 8 Policy Years for policies issued on or before July 31, 2005), if you pay Premiums (less any Indebtedness and partial withdrawals) in excess of the Minimum Guarantee Premium; or (2) if you make a payment equal to 3 Monthly Deductions before the end of the Grace Period. You may reinstate a lapsed Policy, subject to certain conditions.

2.	Effective February 20, 2006, the “Minimum Guarantee Premium” section under the “Premium” provision of your prospectus is amended as follows:

Minimum Guarantee Premium. The Minimum Guarantee Premium is the monthly premium amount necessary to guarantee insurance coverage during the first 5 Policy Years (during the first 8 Policy Years for policies issued on or before July 31, 2005). Your Policy's specifications page will show a Minimum Guarantee Premium amount for your Policy, which is based on the Insured's Issue Age, sex, Premium Class, Face Amount, and Riders. The Minimum Guarantee Premium will increase if you increase the Face Amount or add supplemental benefits to your Policy. The Minimum Guarantee Premium will decrease for any supplemental benefit you decrease or discontinue. The Minimum Guarantee Premium will not decrease if you decrease the Face Amount. See "Death Benefit - Changing the Face Amount."

3.	Effective February 20, 2006, the fifth bullet item in the “Increasing the Face Amount” section under the “Death Benefit” provision of your prospectus is amended as follows:

•	Increasing the Face Amount during the first 5 Policy Years (during the first 8 Policy Years for policies issued on or before July 31, 2005) will increase your Minimum Guarantee Premium.

4.	Effective February 20, 2006, the second paragraph under the “Lapse” section under the “Policy Lapse and Reinstatement” provision of your prospectus is amended as follows:

Your Policy will not Lapse:

1.
During the first 5 Policy Years (during the first 8 Policy Years for Policies issued on or before July 31, 2005), if you pay Premiums (less any Indebtedness and partial withdrawals) in excess of the Minimum Guarantee Premium; or

2.	If you make a payment equal to 3 Monthly Deductions before the end of the Grace Period.

5.	Effective February 20, 2006, the definition of Minimum Guarantee Premium in the Glossary of your prospectus is amended as follows:

Minimum Guarantee Premium
The amount necessary to guarantee the Policy will not Lapse during the first 5 Policy Years (during the first 8 Policy Years for Policies issued on or before July 31, 2005). It is equal to the minimum annual premium (as set forth in your Policy) multiplied by the number of months since the Policy Date (including the current month) divided by 12.